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EXHIBIT 10.1
EXECUTION COPY

RIVERWOOD HOLDING, INC.

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

Dated as of March 25, 2003

TABLE OF CONTENTS
(Not Part of Agreement)

i

3.9	Term	18
3.10	Severability	18
3.11	Interpretation	18
3.12	Counterparts	18
3.13	Governing Law	18
3.14	Time of the Essence Computation of Time	18
3.15	No Third Party Beneficiaries	18
3.16	Submission to Jurisdiction; Waivers	18
3.17	Waiver of Jury Trial	19
3.18	Entire Agreement	19

ii

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

        AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 25, 2003 (this "Agreement"), among Riverwood Holding, Inc., a Delaware corporation (the "Company"), the persons listed on Schedule I hereto under the caption "Family Stockholders" (each, a "Family Stockholder" and, collectively, the "Family Stockholders"), Clayton, Dubilier & Rice Fund V Limited Partnership (the "CDR Fund"), EXOR Group S.A. ("EXOR") and the persons listed on Schedule I hereto under the caption "Other Riverwood Stockholders" (the "Other Riverwood Stockholders" and, together with the Family Stockholders, the CDR Fund and EXOR, the "Stockholders"). Capitalized terms used herein without definition shall have the meanings set forth in Article I.

W I T N E S S E T H:

        WHEREAS, the Company and Graphic Packaging International Corporation, a Colorado corporation ("Graphic"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as such agreement may from time to time be modified, supplemented or restated the "Merger Agreement"), providing for the merger of Graphic with and into a subsidiary of the Company (the "Merger") upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Company and certain stockholders of Riverwood are parties to that certain Registration and Participation Agreement, dated as of March 27, 1996 (the "Original Registration Rights Agreement");

        WHEREAS, the parties desire to enter into this Agreement, concurrently with the execution and delivery of the Merger Agreement, to amend and restate the Original Registration Rights Agreement, in order to add the Family Stockholders and to modify certain provisions of such agreement in connection with the Merger, it being acknowledged and agreed that this Agreement shall become effective, and the rights and obligations of the parties under this Agreement, shall commence immediately upon the Effective Time; and

        WHEREAS, concurrently with the execution and delivery of this Agreement and the Merger Agreement, (i) the Company, the Family Stockholders, the CDR Fund, and EXOR are entering into a Stockholders Agreement, dated as of the date hereof, to govern certain of their rights, duties and obligations relating to their ownership of the common stock, par value $0.01, of the Company (the "Common Stock") following the Merger, and (ii) the Company and the Other Riverwood Stockholders are entering into a letter agreement, dated as of the date hereof, to govern certain of the rights, duties and obligations relating to such Other Riverwood Stockholders' ownership of Common Stock following the Merger, each such agreement to become effective immediately upon the Effective Time.

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        1.1    Definitions.    For purposes of this Agreement, the following terms have the following respective meanings:

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such first Person. Any director, member of management or other employee of the Company or any of its subsidiaries who would not otherwise be an Affiliate of a Stockholder shall not be deemed to be an Affiliate of such Stockholder.

        "Agreement" has the meaning given in the preamble to this Agreement.

        "Board" means the Board of Directors of the Company.

        "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

        "CD&R" means Clayton, Dubilier & Rice, Inc., a Delaware Corporation.

        "CDR Fund" has the meaning given in the recitals of this Agreement.

        "Common Stock" has the meaning given in the recitals of this Agreement.

        "Company" has the meaning given in the preamble to this Agreement.

        "Control" means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract or otherwise.

        "Effective Time" has the meaning given in the Merger Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor Federal statute, and the rules and regulations thereunder.

        "EXOR" has the meaning given in the preamble to this Agreement.

        "Family Representative" has the meaning given in the Stockholders Agreement.

        "Family Stockholders" has the meaning given in the preamble to this Agreement.

        "Fully Diluted" means, with respect to the Common Stock, (x) the total issued and outstanding shares of Common Stock as of such time, plus (y) that number of shares of Common Stock issuable upon the conversion of all evidences of indebtedness, shares of stock or other securities which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event outstanding as of such time (but not including options, warrants and other rights for the purchase or other acquisition of Common Stock).

        "Graphic" has the meaning given in the recitals of this Agreement.

        "Merger" has the meaning given in the recitals of this Agreement.

        "Merger Agreement" has the meaning given in the recitals of this Agreement.

        "NASD" means National Association of Securities Dealers, Inc.

        "NASDAQ" means NASD Automated Quotation System.

        "Original Registration Rights Agreement" has the meaning given in the recitals of this Agreement.

        "Other Riverwood Stockholders" has the meaning given in the preamble to this Agreement.

        "Person" means any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, limited liability company or unincorporated entity.

        "Public Offering" means an underwritten public offering of Common Stock led by at least one underwriter of nationally recognized standing.

        "Registrable Securities" means (a) all shares of Common Stock owned by the CDR Fund, EXOR or the Other Riverwood Stockholders, (b) all shares of Common Stock issued by the Company to the Family Stockholders in connection with the Merger, (c) all other shares of Common Stock that constituted and continue to constitute "Registrable Securities" as such term was defined under the Original Registration Rights Agreement, (d) all shares of Common Stock issued after the date hereof to members of management or directors of the Company for so long as any such shares constitute

"restricted securities" under the Securities Act and (e) any securities issued or issuable with respect to any Common Stock referred to in the foregoing clauses (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, (iii) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or (iv) otherwise, subject in the case of clauses (a)-(e) to the last paragraph of Section 2.3. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) a registration statement (other than a Special Registration pursuant to which such securities were issued by the Company) with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been distributed to the public in reliance upon Rule 144, (C) subject to the provisions of the third sentence of Section 3.1(a), such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or (D) such securities shall have ceased to be outstanding.

        "Registration Expenses" means all expenses incident to the Company's performance of its obligations under or compliance with Article 2, including, but not limited to, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses associated with listing securities on exchanges or NASDAQ, all fees and other expenses associated with filings with the NASD (including, if required, the fees and expenses of any "qualified independent underwriter" and its counsel), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, and the expenses of any special audits made by such accountants required by or incidental to such performance and compliance and the reasonable fees and disbursements of one law firm (but not more than one) retained by the holders of Registrable Securities and reasonably acceptable to the Company, but not including any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Registrable Securities by the holders thereof.

        "Requisite Percentage of Stockholders" means the holder or holders of at least (a) as to an initial request under Section 2.1, 15% (by number of shares) of the outstanding shares of Common Stock, or (b) as to any other such request, 5% (by number of shares) of the outstanding shares of Common Stock.

        "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

        "Rule 144A" means Rule 144A (or any successor provision) under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor Federal statute, and the rules and regulations thereunder.

        "Securities and Exchange Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

        "Special Registration" means the registration of equity securities and/or options or other rights in respect thereof solely on Form S-4 or S-8 or any successor form.

        "Stockholders" has the meaning given in the preamble to this Agreement.

        "Stockholders Agreement" has the meaning given in the recitals of this Agreement.

        "Subsidiary" means, with respect to a given Person, any corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity.

ARTICLE II

REGISTRATION

        2.1    Registration on Request.

          (a)    Requests.    Subject to the provisions of Section 2.6, at any time or from time to time following 90 days after the Effective Time, the Requisite Percentage of Stockholders shall have the right to make written requests on one or more occasions that the Company effect the registration under the Securities Act of all or part of the Registrable Securities of the holder or holders making such request, which requests shall specify the intended method of disposition thereof by such holder or holders, provided that the Company shall not be required to effect a registration under this Section 2.1(a) for 180 days after the closing of the sale of Registrable Securities pursuant to the first registration effected under this Section 2.1(a).

          (b)    Obligation to Effect Registration.    Upon receipt by the Company of any request for registration pursuant to Section 2.1(a), the Company shall promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon shall use its reasonable best efforts to effect the registration under the Securities Act of

            (i)    the Registrable Securities which the Company has been so requested to register pursuant to Section 2.1(a), and

            (ii)    all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the Company has given such written notice (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the preceding sentence, the Company shall not be required to effect a registration requested pursuant to Section 2.1(a) if (1) with respect to the first two such requests, the aggregate number of Registrable Securities referred to in clauses (i) and (ii) of the preceding sentence to be included in such registration shall be (A) less than 15% (by number of shares) of the outstanding shares of Common Stock or (B) without approval of a majority of the Board, more than 25% (by number of shares) of the outstanding shares of Common Stock, and (2) thereafter, the aggregate number of Registrable Securities referred to in clauses (i) and (ii) of the preceding sentence to be included in such registration is less than 5% (by number of shares) of the outstanding shares of Common Stock.

          (c)    Registration Statement Form.    Each registration requested pursuant to this Section 2.1 shall be effected by the filing of a registration statement on Form S-1, Form S-2 or Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such forms as presently constituted), unless the use of a different form is (i) required by law or (ii) permitted by law and agreed to in writing by holders holding at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested pursuant to this Section 2.1. If the holders of a majority (by number of shares) of the Registrable Securities proposed to be sold in such registration (or, if such registration involves an underwritten public offering, the managing underwriter) shall notify the Company in writing that, in the judgment of such holders (or, if applicable, such managing underwriter), the inclusion of additional information not required by Form S-2 or Form S-3 as specified in such notice is of material importance to the success of the public offering of such Registrable Securities, such information shall be so included.

          (d)    Expenses.    The Company shall pay all Registration Expenses in connection with (i) the first four registrations successfully effected pursuant to a request under Section 2.1(a) and (ii) any such request that is later deemed not to have been exercised pursuant to Section 2.1(f), Section 2.3(k) or Section 2.4(b). The Registration Expenses in connection with each other registration, if any, requested under Section 2.1(a) shall be apportioned pro rata among the holders whose Registrable Securities are then being registered, on the basis of the respective amounts (by number of shares) of Registrable Securities then being registered.

          (e)    Inclusion of Other Securities.    The Company shall not register securities (other than Registrable Securities) for sale for the account of any Person other than the Company in any registration requested pursuant to Section 2.1(a) unless permitted to do so by the written consent of holders holding at least a majority (by number of shares) of the Registrable Securities proposed to be sold in such registration, which consent shall not unreasonably be withheld, it being understood and agreed that such holders shall not be deemed to be unreasonable if they in their good faith judgment believe that the inclusion of the securities of any such other Person will adversely affect the price or marketability of the shares that such holders of Registrable Securities or the Company propose to sell in such registration.

          (f)    Effective Registration Statement.    A registration requested pursuant to Section 2.1(a) will not be deemed to have been effected unless it has become effective for the period specified in Section 2.3(b). Notwithstanding the preceding sentence, a registration requested pursuant to Section 2.1(a) which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the holder or holders of Registrable Securities requesting the registration shall be deemed to have been effected by the Company at the request of such holder or holders.

          (g)    Pro Rata Allocation.

            (i)    If the holders of a majority (by number of shares) of the Registrable Securities for which registration is being requested pursuant to Section 2.1(a) determine, based on consultation with the managing underwriters or, in an offering which is not underwritten, with an investment banker, that the number of securities to be sold in any such offering should be limited due to market conditions or otherwise, holders of Registrable Securities proposing to sell their securities in such registration shall share pro rata in the number of securities being offered (as determined by the holders holding a majority (by number of shares) of the Registrable Securities for which registration is being requested in consultation with the managing underwriters or investment banker, as the case may be) and registered for their account, such sharing to be based on the number of Registrable Securities as to which registration was requested by such holders; provided, however, that securities being offered by the Company shall have first priority in any such registration.

            (ii)    In the event that the number of shares of Registrable Securities for which registration is being requested pursuant to Section 2.1(a) exceeds the maximum number of shares permitted to be included in such registration pursuant to Section 2.1(b)(1)(B), the holders of Registrable Securities proposing to sell their securities in such registration shall share pro rata in the number of securities being offered and registered for their account, such sharing to be based on the number of Registrable Securities as to which registration was requested by such holders; provided, however, that any securities being offered by the Company shall have first priority in any such registration.

            (iii)    For purposes of determining the pro rata share of EXOR (together with its Affiliates) under this Section 2.1(g) in connection with the first request made by the Requisite Percentage of Stockholders pursuant to Section 2.1(a) (it being understood that any such request that is later deemed not to have been exercised pursuant to Section 2.1(f), Section 2.3(k) or Section 2.4(b) shall not be counted as such a first request), the parties agree that if the CDR Fund (or any of its Affiliates) shall not have requested any of the Registrable Securities held by them to be registered then (A) the CDR Fund (together with its Affiliates) shall be deemed to have requested registration of all of the Registrable Securities held by the CDR Fund (together with its Affiliates) and (B) the number of Registrable Securities equal to the number of Registrable Securities that CDR Fund (together with its Affiliates) could have registered (after giving effect to any pro rata reduction contemplated by this Section 2.1(g)) shall be available exclusively to EXOR (together with its Affiliates) for it to register its Registrable Securities as part of such registration (in addition to the Registrable Securities that EXOR (together with its Affiliates) could otherwise register without giving effect to this Section 2.1(g)(iii)).

        2.2    Incidental Registration.    If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to Section 2.1 or pursuant to a Special Registration), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section and, upon the written request of any holder of Registrable Securities given to the Company within 20 days after the Company has given any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

          (a)    if such registration shall be in connection with the first public offering of Common Stock following the Merger, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriters for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration, provided that, if the Board makes such a determination, the Company shall not include in such registration any securities not being sold for the account of the Company;

          (b)    if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities or other securities that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities to request that a registration be effected under Section 2.1;

          (c)    if the Company shall be advised in writing by the managing underwriters (or, in connection with an offering which is not underwritten, by an investment banker) (and the Company shall so advise each holder of Registrable Securities requesting registration of such advice) that in their or its opinion the number of securities requested to be included in such registration (whether by the Company, pursuant to this Section 2.2 or pursuant to any other rights granted by the Company to a holder or holders of its securities to request or demand such registration or inclusion of any such securities in any such registration) exceeds the number of such securities which can be sold in such offering,

            (i)    the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such underwriters or investment banker, as the case may be, can be sold and shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein, and

            (ii)    if in the opinion of such underwriters or investment banker, as the case may be, some but not all of the Registrable Securities may be so included, all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such public offering on the basis of the number of Registrable Securities requested to be included therein by such holders, and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities; and

          (d)    if prior to the effective date of the registration statement filed in connection with such registration, the Company is informed by the managing underwriter (or, in connection with an offering which is not underwritten, by an investment banker) that the price at which such securities are to be sold is a price below that price which the requesting holders shall have indicated to be acceptable, the Company shall promptly notify the requesting holders of such fact, and each such requesting holder shall have the right to withdraw its request to have its Registrable Securities included in such registration statement.

        The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2. No registration effected under this Section 2.2 shall relieve the Company from its obligation to effect registrations upon request under Section 2.1.

        2.3    Registration Procedures.    If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will promptly:

          (a)    subject to the second sentence of Section 2.1(b), prepare and file with the Securities and Exchange Commission as expeditiously as possible and, in any event, no later than 60 days after receipt of a request pursuant to Section 2.1, a registration statement with respect to such securities, make all required filings with the NASD and use reasonable best efforts to cause such registration statement to become effective as expeditiously as possible;

          (b)    prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and such other documents as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

          (c)    furnish to counsel (if any) selected by the holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement and to counsel for the underwriters in any underwritten offering copies of all documents proposed to be filed with the Securities and Exchange Commission (including all documents to be filed on a confidential basis) in connection with such registration, which documents will be subject to the review and comment of such counsel, and promptly notify and furnish such counsel of the receipt by the Company of any written comments received from the Securities and Exchange Commission;

          (d)    furnish to each seller of such securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case, including all exhibits and documents filed therewith (other than those filed on a confidential basis), except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits and documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

          (e)    use its reasonable best efforts (x) to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

          (f)    in connection with a Public Offering only, furnish to each seller a signed counterpart, addressed to the sellers, of

            (i)    an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes a Public Offering, dated the date of closing under the underwriting agreement), and

            (ii)    a "comfort" letter, dated the effective date of the registration statement (and, if such registration includes a Public Offering, dated the date of closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, subject to such seller having executed and delivered to the independent public accountants such certificates and documents as such accountants shall reasonably request, and provided that such accountants shall be permitted by the standards applicable to certified public accountants to deliver a "comfort" letter to such seller, each covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (g)    (i) promptly notify each holder of Registrable Securities covered by such registration statement if such registration statement, at the time it or any amendment thereto became effective, (x) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading upon discovery by the Company of such material misstatement or omission or (y) upon discovery by the Company of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission, and, as promptly as practicable, prepare and file with the Securities and Exchange Commission a post-effective amendment to such registration statement and use reasonable best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission, and, as promptly as is practicable, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (h)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

          (i)    notify each seller of any securities covered by such registration statement (i) when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (ii) of any request by the Securities and Exchange Commission to amend such registration statement or to amend or supplement such prospectus or for additional information, (iii) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

          (j)    use its reasonable best efforts (i) (A) to list such securities on any securities exchange on which the Common Stock is then listed or, if no Common Stock is then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange or (B) if such listing is not practicable or the Board of Directors of the Company determines that quotation as a NASDAQ National Market System security is preferable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act, (ii) to provide and cause to be maintained a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement, (iii) to obtain a CUSIP number for the Registrable Securities and (iv) to cause the executive officers of the Company to participate in any "roadshow" organized by the managing underwriter;

          (k)    use its reasonable best efforts to obtain as expeditiously as possible the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, provided that if the Company is unable to obtain the lifting of any such stop order in connection with a registration pursuant to Section 2.1(a), the request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 2.1(a) or (d);

          (l)    enter into such customary agreements and take all such other actions as the holders of a majority of the Registrable Securities may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares); provided, that no holder of Registrable Securities shall have any indemnification obligations inconsistent with Section 2.7 hereof;

          (m)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information, and participate in due diligence sessions, in each case reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (n)    permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel and the Company and its counsel should be included; and

          (o)    use its commercially reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

        The Company may require each seller of any securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

        The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the prior written consent of such seller, such consent not to be unreasonably withheld, except that no such consent shall be required for any disclosure that is required by law or regulations of the Securities and Exchange Commission, in which case (i) such seller shall be promptly informed of any impending filing or amendment and (ii) no such consent shall be required.

        By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that, upon receipt of any notice from the Company pursuant to Section 2.3(g), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received, in the case of clause (i) of Section 2.3(g), notice from the Company that such registration statement has been amended, as contemplated by Section 2.3(g), and, in the case of clause (ii) of Section 2.3(g), copies of the supplemented or amended prospectus contemplated by Section 2.3(g). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 2.3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.3(g).

        Notwithstanding any other provision of this Agreement, the parties hereto acknowledge that the Company shall have no obligation to prepare or file any registration statement prior to the time that financial information required to be included therein is available for inclusion therein; provided that the Company shall use reasonable best efforts to cause such financial information to be available on a timely basis.

        2.4    Underwritten Offerings.    The provisions of this Section 2.4 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 2.1 through 2.3, to any registration which is an underwritten offering.

          (a)    Underwritten Offerings Exclusive.    Whenever a registration requested pursuant to Section 2.1 is for an underwritten offering, only securities which are to be distributed by the underwriters may be included in the registration. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements reasonably approved by the Person or Persons entitled hereunder to approve such arrangements pursuant to this Section 2.4 (which will include the making of representations and warranties and the granting of indemnification rights customary for a selling stockholder in the circumstances of such Person), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents that are standard and customary for similarly situated Persons and are reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution and no holder of Registrable Securities will have any indemnification obligations inconsistent with Section 2.7 hereof.

          (b)    Underwriting Agreement.    If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the holders of a majority (by number of shares) of the Registrable Securities to be covered by such registration and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 2.7, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "comfort" letters and hold-back arrangements. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. In the event that any condition to the obligations under any such underwriting agreement are not met or waived, and such failure to be met or waived is not attributable to the fault of the selling stockholders requesting a demand registration pursuant to Section 2.1(a), such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 2.1(a) or (d). No holder of Registrable Securities shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Sections 2.4(e) and 2.7(b), representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representations required by applicable law.

          (c)    Selection of Underwriters.    Whenever a registration requested pursuant to Section 2.1 is for an underwritten offering, the Company will have the right to select one or more underwriters to administer the offering at least one of which shall be an underwriter of nationally recognized standing, which selection by the Company shall be subject to approval by holders of a majority of the shares requested to be included in such registration and such approval shall not be unreasonably withheld. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the Company will have the right to select one or more underwriters to administer the offering at least one of which shall be an underwriter of nationally recognized standing, which selection by the Company shall be subject to approval by holders of a majority of the shares requested to be included in such registration and such approval shall not be unreasonably withheld.

          (d)    Incidental Underwritten Offerings.    Subject to the provisions of the proviso to the first sentence of Section 2.2, if the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to Section 2.1 or pursuant to a Special Registration), whether or not for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will give prompt written notice to all holders of Registrable Securities of its intention to do so and, if requested by any holder of Registrable Securities, will arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among those to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of the underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No such holder of Registrable Securities shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Sections 2.4(e) and 2.7(b), representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representations required by applicable law; provided, that no holder of Registrable Securities shall have any indemnification obligations inconsistent with Section 2.7 hereof.

          (e)    Hold Back Agreements.    If and whenever the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account (other than pursuant to a Special Registration), or is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2.1 or 2.2, each holder of Registrable Securities who sells shares of Registrable Securities pursuant to such registration, if required by the managing underwriter, agrees not to effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company for 90 days after, and during the 20 days prior to, the effective date of such registration and the Company agrees to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company at any time other than in a public offering to enter into a similar agreement with the Company. The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 20 days prior to, and for 90 days after, the effective date of such registration if required by the managing underwriter.

        2.5    Preparation; Reasonable Investigation.    In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and cause its officers, directors, employees and the independent public accountants who have issued audit reports on its financial statements to supply all information as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel or accountant, in connection with such registration statement.

        2.6    Other Registrations.    If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2.1 or 2.2, and if such registration shall not have been withdrawn or abandoned, the Company shall not be obligated to and shall not file any registration statement with respect to any of its securities (including Registrable Securities) under the Securities Act (other than a Special Registration), whether of its own accord or at the request or demand of any holder or holders of such securities, until a period of 180 days shall have elapsed from the effective date of such previous registration.

        2.7    Indemnification.

          (a)    Indemnification by the Company.    In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2.1 or 2.2, the Company will and hereby does indemnify and hold harmless each seller of such securities, its directors, officers, and employees, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls such seller or any such participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a fact required to be stated in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or necessary to make the statements therein not misleading; and the Company will reimburse such seller and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller or participating person expressly for use in the preparation thereof and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and the seller of Registrable Securities thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such seller with a sufficient number of copies of the same or if the seller received notice from the Company of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (A) an amended or supplemented prospectus which completely corrected such untrue statement or omission or (B) a notice from the Company that the use of the existing prospectus may be resumed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, participating person or controlling person and shall survive the transfer of such securities by such seller.

          (b)    Indemnification by the Sellers.    In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2.1 or 2.2, each of the prospective sellers of such securities, will, severally and not jointly, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls the Company or any such participating person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a fact contained in, or any omission or alleged omission to state a fact with respect to such seller required to be stated in, any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and such seller will reimburse the Company and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the liability of each such seller will be in proportion to and limited to the net amount received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, participating person or controlling person and shall survive the transfer of such securities by such seller.

          (c)    Notices of Claims, etc.    Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party hereunder, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.7. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d)    Other Indemnification.    Indemnification similar to that specified in the preceding paragraphs of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any Federal or state law or regulation of governmental authority other than the Securities Act.

          (e)    Other Remedies.    If for any reason the foregoing indemnity under Section 2.7(a), (b) or (d) is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party and the indemnified party under Section 2.7(a), (b) or (d) shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party on the one hand and the indemnified party on the other but also the relative benefits received by the indemnifying party and the indemnified party from the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) as well as any other relevant equitable considerations and, in the case of a seller, shall be in proportion to and limited to the net amount received by such seller (after deducting any underwriting discount and expense) from the sale of Registrable Securities pursuant to such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party's obligation to contribute pursuant to this Section 2.7(e) is several (in proportion to the relative value of their Registrable Securities covered by a registration statement) and not joint with the obligations of any other party. No party shall be liable for contribution under this Section 2.7(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 2.7 if such indemnification were enforceable under applicable law.

          (f)    Officers and Directors.    As used in this Section 2.7, the terms "officers" and "directors" shall include the partners of the holders of Registrable Securities which are partnerships and trustees of holders which are trusts.

          (g)    Indemnification Payments.    The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided that in the event it is ultimately determined that any amounts so paid were not subject to indemnification or contribution hereunder, the recipient thereof shall promptly return such amounts to payor thereof.

ARTICLE III

MISCELLANEOUS

        3.1    Rule 144; Legended Securities; etc.

          (a)    If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act relating to any class of equity securities (other than a registration statement pursuant to a Special Registration), the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information as necessary to permit sales pursuant to Rule 144), and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of a holder, the Company will deliver to such holder a written statement as to whether the Company has complied with such requirements. The Company will not issue new certificates for shares of Registrable Securities without a legend restricting further transfer unless (i) such shares have been sold to the public pursuant to an effective registration statement under the Securities Act (other than Form S-8 if the holder of such Registrable Securities is an Affiliate) or Rule 144, or (ii) (x) otherwise permitted under the Securities Act and (y) (A) the holder of such shares shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to such effect and (B) the holder of such shares expressly requests the issuance of such certificates in writing.

          (b)    If any Registrable Securities are to be disposed of in accordance with Rule 144, the holder of such Registrable Securities shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Securities and Exchange Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

        3.2    Amendments and Waivers.    This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the CDR Fund, the Family Representative, EXOR and the holder or holders of at least 66% of the shares then constituting Registrable Securities (other than shares held by the CDR Fund, the Family Stockholders and EXOR), provided that this Agreement may not be amended in a manner adversely affecting any Stockholder which does not affect all Stockholders adversely without the consent of such Stockholder. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 3.2, whether or not such Registrable Securities shall have been marked to indicate such consent. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or parties granting such waiver in any other respect or at any other time.

        3.3    Nominees for Beneficial Owners.    In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

        3.4    Successors, Assigns and Transferees.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

        3.5    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, in each case, to the address of such party set forth beneath its name on Schedule I hereto, or to such other address as such party may have designated to the Company and the other Stockholders party hereto in writing, or if to any holder of Registrable Securities not a party hereto on the date hereof, at the address of such holder in the stock record books of the Company, and if to the Company to the following address:

Riverwood Holding, Inc. 3350 Riverwood Parkway Suite 1400 Atlanta, Georgia 30339 Facsimile: (770) 644-2929 Attention: General Counsel

or at such other address or addresses as the Company may have designated in writing to each holder of Registrable Securities at the time outstanding.

        3.6    No Inconsistent Agreements.    The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement.

        3.7    Remedies; Attorneys' Fees.    Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        3.8    Stock Splits, etc.    Each party hereto agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in their or its opinion such a stock split would facilitate or increase the likelihood of success of the offering. Each party hereto agrees that any number of shares of Common Stock referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

        3.9    Term.    This Agreement shall be effective as of the Effective Time, and shall continue in effect thereafter until the earliest of (a) its termination by the consent of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding, or (c) the dissolution, liquidation or winding up of the Company.

        3.10    Severability.    If any provision of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstance shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

        3.11    Interpretation.    When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        3.12    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        3.13    Governing Law.    This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles and rules of conflict of laws to the extent such principles or rules would require or permit the application of the law of another jurisdiction.

        3.14    Time of the Essence; Computation of Time.    Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a day which is not a business day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

        3.15    No Third Party Beneficiaries.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as provided in Sections 2.7 and 3.3.

        3.16    Submission to Jurisdiction; Waivers.    Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        3.17    Waiver of Jury Trial.    Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 3.17.

        3.18    Entire Agreement.    This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

RIVERWOOD HOLDING, INC.
By:	/s/ STEPHEN M. HUMPHREY
Name: Stephen M. Humphrey Title: President and Chief Executive Officer
CLAYTON, DUBILIER & RICE FUND V LIMITED PARTNERSHIP
By:	CD&R Associates V Limited Partnership, its general partner
	By:	CD&R Investment Associates II, Inc., its managing general partner
		By:	/s/ KEVIN J. CONWAY
Name: Kevin J. Conway Title: Vice President and Secretary
EXOR GROUP S.A.
By:	/s/ PETER J. ROTHENBERG
Name: Peter J. Rothenberg Title: Attorney-in-Fact

THE 1818 FUND II, L.P.

By:	Brown Brothers Harriman & Co. General Partner of the 1818 Fund II, L.P.

	By:	/s/ LAWRENCE C. TUCKER
Name: Lawrence C. Tucker Title: Partner

HWH INVESTMENT PTE LTD.

By:	/s/ BRETT K. FISHER
Name: Brett K. Fisher Title: Director

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	JPMP Master Fund Manager, L.P., its general partner

	By:	JPMP Capital Corp., its general partner

By:	/s/ ROBERT R. RUGGIERO, JR.
Name: Robert. R. Ruggiero, Jr. Title: Managing Director

FIRST PLAZA GROUP TRUST (J.P. Morgan Chase Bank, As Trustee, as directed by General Motors Investment Management Corporation)

By:	/s/ JOHN A. FERRANTE
Name: John A. Ferrante Title: Assistant Treasurer

MADISON DEARBORN CAPITAL PARTNERS, L.P.
By:	/s/ SAMUEL M. MENCOFF Name: Samuel M. Mencoff Title: Managing Director

WOLFENSOHN-RIVER LLC
By:	/s/ RAYMOND L. GOLDEN Name: Raymond L. Golden Title: Managing Member

ADOLPH COORS FOUNDATION
By:	/s/ WILLIAM K. COORS William K. Coors

/s/ WILLIAM K. COORS

William K. Coors as Trustee of Adolph Coors, Jr. Trust dated September 12, 1969, Grover C. Coors Trust dated August 7, 1952, Herman F. Coors Trust dated July 5, 1946, May Kistler Coors Trust dated September 24, 1965, Augusta Coors Collbran Trust dated July 5, 1946, Bertha Coors Munroe Trust dated July 5, 1946, Louise Coors Porter Trust dated July 5, 1946, Joseph Coors Trust dated December 14, 1988, Janet H. Coors Irrevocable Trust FBO Frances M. Baker dated July 27, 1976, Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin dated July 27, 1976, Janet H. Coors Irrevocable Trust FBO Joseph J. Ferrin dated July 27, 1976
/s/ JOSEPH COORS, JR.

Joseph Coors, Jr. as Trustee of May Kistler Coors Trust dated September 24, 1965, Herman F. Coors Trust dated July 5, 1946, Augusta Coors Collbran Trust dated July 5, 1946, Bertha Coors Munroe Trust dated July 5, 1946, Louise Coors Porter Trust dated July 5, 1946, Joseph Coors Trust dated December 14, 1988, Grover C. Coors Trust dated September 12, 1969

/s/ JEFFREY H. COORS

Jeffrey H. Coors as Trustee of Adolph Coors, Jr. Trust dated September 12, 1969, May Kistler Coors Trust dated September 24, 1965, Grover C. Coors Trust dated August 7, 1952, Herman F. Coors Trust dated July 5, 1946, Augusta Coors Collbran Trust dated July 5, 1946, Bertha Coors Munroe Trust dated July 5, 1946, Louise Coors Porter Trust dated July 5, 1946, Joseph Coors Trust dated December 14, 1988, Janet H. Coors Irrevocable Trust FBO Frances M. Baker dated July 27, 1976, Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin dated July 27, 1976, Janet H. Coors Irrevocable Trust FBO Joseph J. Ferrin dated July 27, 1976
/s/ PETER H. COORS

Peter H. Coors as Trustee of Adolph Coors, Jr. Trust dated September 12, 1969, May Kistler Coors Trust dated September 24, 1965, Grover C. Coors Trust dated August 7, 1952, Herman F. Coors Trust dated July 5, 1946, Augusta Coors Collbran Trust dated July 5, 1946, Bertha Coors Munroe Trust dated July 5, 1946, Louise Coors Porter Trust dated July 5, 1946, Joseph Coors Trust dated December 14, 1988, Janet H. Coors Irrevocable Trust FBO Frances M. Baker dated July 27, 1976, Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin dated July 27, 1976, Janet H. Coors Irrevocable Trust FBO Joseph J. Ferrin dated July 27, 1976
/s/ JOHN K. COORS

John K. Coors as Trustee of May Kistler Coors Trust dated September 24, 1965, Grover C. Coors Trust dated August 7, 1952, Herman F. Coors Trust dated July 5, 1946, Augusta Coors Collbran Trust dated July 5, 1946, Bertha Coors Munroe Trust dated July 5, 1946, Louise Coors Porter Trust dated July 5, 1946

/s/ DARDEN K. COORS
Darden K. Coors as Trustee of Herman F. Coors Trust dated July 5, 1946
/s/ MELISSA E. COORS
Melissa E. Coors as Trustee of Adolph Coors, Jr. Trust dated September 12, 1969
/s/ J. BRADFORD COORS
J. Bradford Coors as Trustee of Adolph Coors, Jr. Trust dated September 12, 1969

/s/ JOHN K. COORS
John K. Coors, Individually
/s/ JOSEPH COORS, JR.
Joseph Coors, Jr., Individually
/s/ WILLIAM K. COORS
William K. Coors, Individually
/s/ JEFFREY H. COORS
Jeffrey H. Coors, Individually
/s/ PETER H. COORS
Peter H. Coors, Individually
/s/ DARDEN K. COORS
Darden K. Coors, Individually

Schedule I

Stockholders

Clayton, Dubilier & Rice Fund V Limited Partnership
c/o Clayton, Dubilier & Rice, Inc.
375 Park Avenue, 18th Floor
New York, NY 10152
Attn: Kevin Conway
Facsimile: (212) 893-7063

EXOR Group S.A.
c/o EXOR America Inc.
375 Park Avenue, Suite 2701
New York, NY 10152
Attn: Michael Bartolotta
Facsimile: (212) 355-5690

Other Riverwood Stockholders

The 1818 Fund II, L.P.
c/o Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Attn: Lawrence Tucker
Facsimile: (212) 493-8429

HWH Investment Pte Ltd.
c/o GIC Special Investments Pte Ltd
255 Shoreline Drive, Suite 600
Redwood City, CA 94065
Attn: Brett K. Fisher
Facsimile: (650) 802-1213

J.P. Morgan Partners (BHCA), L.P.
1221 Avenue of the Americas, 39th Floor
New York, NY 10020-1080
Attn: Christopher C. Behrens
Facsimile: (212) 899-3855

First Plaza Group Trust
c/o General Motors Investment Management Corporation
General Motors Building
767 Fifth Avenue, 16th Fl.
New York, NY 10153
Attn: Marcia Haydel
Facsimile: (212) 418-3644

Madison Dearborn Capital Partners, L.P.
c/o Madison Dearborn Partners, Inc.
70 West Madison Street, Suite 3800
Chicago, IL 60602
Attn: Samuel M. Mencoff
Facsimile: (312) 895-1056

Sch. I - Page 1

Wolfensohn-River LLC
c/o Raymond L. Golden
300 Seminole Avenue
Palm Beach, FL 33480

With a copy to:

Raymond L. Golden
1120 5th Avenue
New York, NY 10128

Family Stockholders

Adolph Coors Foundation

Adolph Coors, Jr. Trust dated September 12, 1969 by its acting Trustees: William K. Coors, Jeffrey H. Coors, Peter H. Coors, J. Bradford Coors, and Melissa E. Coors

Augusta Coors Collbran Trust dated July 5, 1946 by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, Peter H. Coors, and John K. Coors

Bertha Coors Munroe Trust dated July 5, 1946 by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, Peter H. Coors, and John K. Coors

Grover C. Coors Trust dated August 7, 1952 by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, Peter H. Coors, and John K. Coors

Herman F. Coors Trust dated July 5, 1946 by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, Peter H. Coors, John K. Coors, and Darden K. Coors

Janet H. Coors Irrevocable Trust FBO Frances M. Baker dated July 27, 1976, by its acting Trustees: William K. Coors, Jeffrey H. Coors, and Peter H. Coors

Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin dated July 27, 1976, by its acting Trustees: William K. Coors, Jeffrey H. Coors, and Peter H. Coors

Janet H. Coors Irrevocable Trust FBO Joseph J. Ferrin dated July 27, 1976, by its acting Trustees: William K. Coors, Jeffrey H. Coors, and Peter H. Coors

Joseph Coors Trust dated December 14, 1988, by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors. and Peter H. Coors

Louise Coors Porter Trust dated July 5, 1946 by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, Peter H. Coors, and John K. Coors

May Kistler Coors Trust dated September 24, 1965 by its acting Trustees: William K. Coors, Joseph Coors, Jr., Jeffrey H. Coors, Peter H. Coors, and John K. Coors

Darden K. Coors

Jeffrey H. Coors

John K. Coors

Joseph Coors, Jr.

Peter H. Coors

William K. Coors

Sch. I - Page 2

In case of each Family Stockholder, notices shall be given as follows:

Coors Family Trust
Mail Stop VR 900
P.O. Box 4030
Golden, CO 80401
Telecopy: (303) 277-6887
Attn: Jeffrey H. Coors

With a copy to:

Davis Graham & Stubbs LLP
1550 Seventeenth Street Suite 500
Denver, CO
Attn: Jennings J. Newcom
Telecopy: (303) 892-7400

Sch. I - Page 3

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TABLE OF CONTENTS (Not Part of Agreement)
Stockholders